Greystone Business Credit II, L.L.C.
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                                    GUARANTY

Borrowers:     MARINE GROWTH FINANCE & CHARTER, INC.,
               a Delaware corporation,

               and
               MARINE GROWTH CANADA LTD.,
               a company organized under the laws of the Province of
               British Columbia, Canada
Guarantor:     MARINE GROWTH VENTURES, INC.,
               a Delaware corporation

            Borrowers have requested that GREYSTONE BUSINESS CREDIT II, L.L.C. ("Lender") provide certain financial accommodations to Borrowers pursuant to the terms of a Loan and Security Agreement among Borrowers and Lender dated of even date herewith (as amended from time to time, the "Loan Agreement"). As one of the conditions to providing financing, Lender has required that Guarantor guaranty all obligations of Borrowers to Lender.

            For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to Borrowers by Lender pursuant to the Loan Agreement, Guarantor unconditionally (but subject to the immediately following paragraph) guaranties the full and prompt payment when due (subject to the immediately following paragraph), whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of the indebtedness, liabilities and obligations of every kind and nature of Borrowers to Lender (including, without limitation, all interest accruing after the filing of a proceeding under the Bankruptcy Code (as defined in the Loan Agreement) whether or not allowed by the court in such proceeding, and all other indebtedness, liabilities and obligations arising after the filing of any proceeding under the Bankruptcy
Code), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, in each case arising under the Loan Agreement or the other Loan Documents (as defined in the Loan Agreement), plus all costs and expenses (including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses) paid or incurred by Lender in endeavoring to collect all or any part of such indebtedness, liabilities and obligations from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of such indebtedness, liabilities and obligations (all such indebtedness, liabilities, obligations, costs and expenses being hereinafter referred to as "Borrowers' Obligations"). All sums becoming due under this Guaranty shall bear interest from the due date thereof until paid at the highest rate charged with respect to any of Borrowers' Obligations under the Loan Agreement.

            Notwithstanding anything to the contrary contained herein, in no event shall Lender make demand against Guarantor in respect of this Guaranty unless and until one hundred and twenty (120) days after the earlier to occur of any of the following events (collectively, the "Demand Conditions"): (i) Lender accelerates any of the Obligations, (ii) Lender initiates a foreclosure of any of the Collateral or (iii) an Event of Default occurs as defined in the Loan Agreement. Lender agrees to use reasonable efforts to notify Guarantor of the occurrence of any Demand Condition; however, Lender shall have no liability to Guarantor for Lender's failure to provide any such notice.

            Guarantor agrees that its obligations under this Guaranty are unconditional, irrespective of (i) the validity or enforceability of Borrowers' Obligations or any note or other instrument evidencing Borrowers' Obligations,
(ii) except as explicitly set forth herein, the absence of any attempt by Lender to collect Borrowers' Obligations from Borrowers or any other guarantor, (iii) Lender's waiver or consent with respect to any provision of the Loan Documents,
(iv) Lender's failure to perfect or maintain its security interests in, or to preserve its rights with respect to, any of the Collateral (as defined in the Loan Agreement), (v) Lender's election, in any proceeding under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrowers as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any of Lender's claims for repayment of Borrowers' Obligations or (viii) any other circumstance which might constitute a legal or equitable discharge or defense of Borrowers or a guarantor.

            No payment made by or for the account or benefit of Guarantor (including, without limitation, (i) a payment made by Borrowers in respect of Borrowers' Obligations, (ii) a payment made by any person under any other guaranty of Borrowers' Obligations or (iii) a payment made by means of set off or other application of funds by Lender) shall entitle Guarantor, by subrogation or otherwise, to any payment by Borrowers or from or out of any property of Borrowers, and Guarantor shall not exercise any rights or remedies against Borrowers or any property of Borrowers including, without limitation, any right of contribution, indemnity or reimbursement by reason of any performance by Guarantor under this Guaranty, all of such rights of subrogation, contribution, indemnity and reimbursement being hereby waived by Guarantor. The provisions of this paragraph shall survive the termination of this Guaranty or the release or discharge of Guarantor from liability hereunder. Borrowers are third party beneficiaries of the provisions of this paragraph.

            Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of receivership or bankruptcy of Borrowers (or either one of them), protest or notice with respect to Borrowers' Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein. No notice to any party, including Guarantor, shall be required for Lender to make demand hereunder. Such demand shall constitute a mature and liquidated claim against Guarantor. At any time after maturity of Borrowers' Obligations, whether by acceleration or otherwise, Lender may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of Borrowers' Obligations, without first proceeding against Borrowers or any other person or against any of the Collateral. Lender shall have the exclusive right to determine the application of payments and credits, if any, from Guarantor, Borrowers or any other person, on account of Borrowers' Obligations.

            Lender is hereby authorized, without notice or demand to Guarantor and without affecting or impairing the liability of Guarantor hereunder, to from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrowers' Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrowers (or either of them) and delivered to Lender; (ii) accept partial payments on Borrowers'
Obligations;  (iii)  take and hold  Collateral  for the  payment  of  Borrowers'
Obligations, or for the payment of this Guaranty, or for the payment of any other guaranties of Borrowers' Obligations or other liabilities of Borrowers, and exchange, enforce, waive and release any Collateral; (iv) apply Collateral and direct the order or manner of sale thereof as it may determine in its sole discretion; and (v) settle, release, compromise, collect or otherwise liquidate Borrowers' Obligations and any Collateral in any manner.

            At any time after maturity of Borrowers' Obligations, Lender may, in its sole discretion, without notice to Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward payments of Borrowers' Obligations, (i) any indebtedness due or to become due from Lender to Guarantor and (ii) any moneys, credits or other property belonging to Guarantor at any time held by or coming into the possession of Lender or any affiliates of Lender, whether for deposit or otherwise.

            Guarantor assumes responsibility for keeping itself informed of the financial condition of Borrowers and all other guarantors of all or any of Borrowers' Obligations, and of all other circumstances bearing upon the risk of nonpayment of Borrowers' Obligations or any part thereof that diligent inquiry might reveal, and Guarantor agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding any of the foregoing. Guarantor acknowledges familiarity with Borrowers' financial condition and represents that it has not relied on any statements made, or information furnished, by Lender or its agents in obtaining such familiarity. If Lender provides any such information to Guarantor, Lender shall be under no obligation to (i) undertake any investigation not a part of its regular business routine,
(ii) disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential or (iii) make any other or future disclosures of any information to Guarantor.

            Notwithstanding any contrary provision of this Guaranty, it is intended that neither this Guaranty nor any liens or security interests securing this Guaranty constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if this Guaranty or any liens or security interests securing this Guaranty would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, a "Fraudulent Conveyance" means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state or other governmental unit as in effect from time to time.

            Guarantor waives the right to assert the doctrine of marshaling with respect to any of the Collateral securing Borrowers' Obligations. Guarantor further agrees that, to the extent Borrowers (or either one of them) makes one or more payments to Lender, or Lender receives any proceeds of Collateral, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to any Borrower, its estate, trustee, receiver or any other party under the Bankruptcy Code or other law, that portion of Borrowers' Obligations which has been paid, reduced or satisfied by such payment or proceeds shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred and this Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness or this Guaranty has been surrendered or canceled.

            Guarantor agrees that all payments hereunder shall be made without setoff or counterclaims and Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Borrowers or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest on any instrument or document evidencing all or any part of Borrowers' Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of Borrowers' Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, foreclosure, surrender or other handling of any Collateral securing Borrowers' Obligations.

            No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude any further exercise thereof except as expressly set forth in a writing duly signed and delivered on Lender's behalf by an authorized officer or agent of Lender; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered on Lender's behalf by an authorized officer or agent of Lender. Lender's failure at any time or times hereafter to require strict performance by Borrowers or Guarantor of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by Borrowers or Guarantor and delivered to Lender, shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Lender, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Lender, and directed to Borrowers or Guarantor, as applicable, specifying such waiver. No waiver by Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Lender permitted hereunder shall in any way affect or impair Lender's rights or the obligations of Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by Borrowers to Lender shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

            Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist Borrowers in procuring credit, because Borrowers are affiliates of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

            This Guaranty shall be binding upon Guarantor and upon the successors and permitted assigns of Guarantor and shall inure to the benefit of Lender and its successors and assigns. All references herein to Borrowers shall be deemed to include their successors and permitted assigns and all references herein to Lender shall be deemed to include its successors and assigns. Borrowers' and Guarantor's successors and permitted assigns shall include a receiver, trustee, custodian of or for Borrowers (or either one of them) or Guarantor or any of their respective assets and Borrowers or Guarantor as debtor-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

            GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE AND FEDERAL COURTS IN NEW YORK COUNTY, NEW YORK SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES WITH RESPECT TO THIS GUARANTY AND WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND CONSENTS THAT ALL SERVICE OF PROCESS UPON GUARANTOR BE MADE BY REGISTERED MAIL OR MESSENGER DIRECTED TO GUARANTOR AT THE ADDRESS SET FORTH BELOW GUARANTOR'S SIGNATURE AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTOR HEREBY AGREES THAT ANY CLAIM OR DISPUTE BROUGHT BY GUARANTOR AGAINST LENDER OR ANY MATTER ARISING OUT OF THIS GUARANTY SHALL BE BROUGHT EXCLUSIVELY IN THE STATE AND FEDERAL COURTS IN NEW YORK COUNTY, NEW YORK. GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

            THIS GUARANTY SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

            Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

            IN WITNESS WHEREOF, this Guaranty has been duly executed by Guarantor this 27th day of March, 2007


                                         MARINE GROWTH VENTURES, INC.



                                         By /s/ Craig Hodgkins
                                            --------------------------------
                                         Its President
                                             -------------------------------

                                         [Address]
                                         405-A Atlantic Rd. #110
                                         -----------------------------------
                                         Cape Canaveral, FL 32920
                                         -----------------------------------